UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CREDITRISKMONITOR.COM, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CREDITRISKMONITOR.COM, INC.
704 Executive Boulevard, Suite A
Valley Cottage, New York 10989

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2013

To the Stockholders of CreditRiskMonitor.com, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CreditRiskMonitor.com, Inc., a Nevada corporation (the “Company”), will be held on July 17, 2013 at 190 Willis Ave., Mineola, New York 11501, at 11:00 a.m., for the following purposes:

1.	To elect five directors for the coming year;

2.	To hold an advisory, non-binding vote on the compensation of our named executive officers;

3.	To have an advisory, non-binding vote to determine the frequency (whether annual, biennial, or triennial) of future advisory votes on the compensation of our named executive officers;

4.	To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

5.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on May 31, 2013 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Important notice regarding the availability of Proxy Materials: The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 are available electronically at www.proxyvote.com.

Jerome S. Flum
Chief Executive Officer
Valley Cottage, New York
May 31, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  ANY STOCKHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

CREDITRISKMONITOR.COM, INC.
704 Executive Boulevard, Suite A
Valley Cottage, New York 10989

PROXY STATEMENT

SOLICITING, VOTING AND REVOCABILITY OF PROXY

This proxy statement is being made available to all stockholders of record at the close of business on May 31, 2013, in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on July 17, 2013 at 11:00 a.m., local time, or any adjournment thereof, at 190 Willis Ave., Mineola, New York 11501.  Proxy materials for the Annual Meeting of Stockholders were made available to stockholders on or about June 11, 2013.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies.  If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization will be prohibited from voting your shares on “non-routine” matters. This is commonly referred to as a “broker non-vote”. The election of directors, the advisory vote on the compensation of certain of our executive officers, and the advisory vote to determine the frequency (whether annual, biennial, or triennial) with which stockholders of the Company shall be entitled to have an advisory vote on executive compensation are considered “non-routine” matters and therefore may not be voted on by your bank or broker absent specific instructions from you.  Please instruct your bank or broker so your vote can be counted.

The ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for 2013 (Proposal Number 4) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal Number 4.

Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holder will have to vote for substitute or alternate nominees to the Board.  In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of common shares outstanding and entitled to vote as of the close of business on May 31, 2013 was 7,946,462.  The common shares are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.  A majority of the common shares outstanding and entitled to vote as of the close of business on May 31, 2013 or 3,973,232 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

With regard to Proposal Number 1, the election of directors, votes may be cast in favor or withheld.  Each director shall be elected by a plurality of the votes cast in favor.  Accordingly, since there is a nominee for each of the five directorships, each nominee who receives one or more votes will be elected as a director.  Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

With regard to Proposal Number 2, Advisory Vote on Executive Compensation, votes may be cast in favor, against or you may abstain. The affirmative vote of a majority of shares present in person or by proxy and entitled to vote is necessary for approval of our executive compensation.  However, this advisory vote is not binding on us, our board of directors, or management. Abstentions will not be voted, although they will be counted as present and entitled to vote for purposes of the Proposal. Accordingly, an abstention will have the effect of a vote against this Proposal.  Broker non-votes will have no effect on the outcome of this Proposal.

With regard to Proposal Number 3, Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation, votes may be cast to set the frequency of the “Say-on-Pay” vote to occur “Every Year”, “Every Two Years” or “Every Three Years” or you may abstain. The advisory vote is not binding on us, our board of directors, or management.  The choice among those three choices that receives the highest number of votes will be deemed the choice of the stockholders. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

With regard to Proposal Number 4, the ratification of CohnReznick LLP as our independent registered public accounting firm, votes may be cast in favor, against or you may abstain.  The affirmative vote of a majority of shares present in person or by proxy and entitled to vote is necessary for ratification of our independent registered public accountants.  Abstentions will not be voted, although they will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal.  A broker who does not receive instructions as to how to vote your shares may vote at its discretion in connection with this Proposal.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise.  The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date.  The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting.  However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so.  Written revocations or amended proxies should be sent to us at 704 Executive Boulevard, Suite A, Valley Cottage, New York 10989, Attention: Corporate Secretary.  Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.

The proxy is being solicited by our Board of Directors.  We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares.  Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or email without special compensation.

A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices located at 704 Executive Boulevard, Suite A, Valley Cottage, New York 10989, and also during the whole time of the meeting for inspection by any stockholder who is present.  To contact us, stockholders should call Lawrence Fensterstock at (845) 230-3060.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

The following table shows all cash compensation paid or to be paid by the Company during the fiscal years indicated to the chief executive officer and all other executive officers of the Company as of the end of the Company’s last fiscal year.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus (1)	Option Awards (2)	All Other Compensation	Total
Jerome S. Flum, Chairman	2012	$160,000	$38,000	$-0-	$-0-	$198,000
and Chief Executive Office	2011	$160,000	$38,000	$-0-	$-0-	$198,000
William B. Danner,	2012	$192,800	$56,000	$26,748	$-0-	$275,548
President	2011	$192,800	$56,000	$25,522	$-0-	$274,322
Lawrence Fensterstock,	2012	$160,000	$54,000	$349	$-0-	$214,349
Senior Vice President	2011	$160,000	$54,000	$106	$-0-	$214,106

(1) The amounts in this column reflect bonuses awarded for the fiscal year shown but paid in the subsequent fiscal year.

(2) Represents the compensation costs of stock option awards for financial reporting purposes for the year under ASC 718, rather than an amount paid to or realized by the respective executive officer. For a more detailed discussion of the assumptions used in estimating fair value, see Note 6 (Common Stock, Stock Options, and Stock Appreciation Rights) of the Notes to Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2012 that accompanies this proxy statement.

OUTSTANDING EQUITY AWARDS

The following table sets forth all stock options granted to the Company’s executive officers during the fiscal year ended December 31, 2012:

GRANTS OF PLAN-BASED AWARDS
		Equity Grants
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
William Danner	07-11-12	N/A	5,000	$3.01	$15,050
Lawrence Fensterstock	07-11-12	N/A	2,000	$3.01	$6,020

The following table reflects outstanding equity grants to the Company’s executive officers as of December 31, 2012:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	-0-	100,000	-0-	$1.00	05-09-15
	-0-	50,000	-0-	$1.25	10-06-15
William B. Danner	-0-	10,000	-0-	$7.25	01-14-21
	-0-	5,000	-0-	$3.01	07-11-22
Lawrence	5,000	-0-	-0-	$1.00	07-31-13
Fensterstock	-0-	2,000	-0-	$3.01	07-11-22

The closing market price of the Company’s common stock on December 31, 2012 was $3.40 per share.

The options under Mr. Danner’s grants expiring in 2015 and Mr. Fensterstock’s grant expiring in 2013 may be exercised after three years from the date of grant in installments upon the Company attaining certain specified gross revenue and pre-tax profit margin objectives as set forth in the table below, unless such objectives are modified in the sole discretion of the Board of Directors.  In order to achieve the vesting of the applicable percentage of options at each level, both the minimum sales amount and the pre-tax operating margin tests for that level must be met.

	MINIMUM ANNUAL
Level	Gross Sales	Pre-Tax Operating Margin	Options Vested	Cumulative Options Vested
1	$ 3 Million	20%	6.7%	6.7%
2	$ 4 Million	23%	6.7%	13.4%
3	$ 5 Million	27%	10.0%	23.4%
4	$ 6 Million	36%	10.0%	33.4%
5	$7.5 Million	39%	13.3%	46.7%
6	$ 9 Million	42%	13.3%	60.0%
7	$ 11 Million	45%	16.6%	76.6%
8	$ 14 Million	48%	16.6%	93.2%
9	$ 17 Million	48%	6.8%	100.0%

Notwithstanding that the objectives may not have been met in whole or in part, each of the foregoing performance-based options will vest in full on a date which is two years prior to the expiration date of the option or, in the event of a change in control, will vest in full at the time of such change in control.

Additionally, the options under Mr. Danner’s grants expiring in 2021 and 2022, and Mr. Fensterstock’s grant expiring in 2022, may be exercised after four years in installments upon the attainment of specified length of service. In the event of a change in control (as defined), the options will vest in full at the time of such change in control.

DIRECTOR COMPENSATION

Effective January 1, 2010, non-employee directors receive $750 per quarter or a total of $3,000 per calendar year.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Andrew J. Melnick	$3,000	$2,040	$5,040
Jeffrey S. Geisenheimer	$3,000	$6,063	$9,063
Joshua M. Flum	$3,000	$9,065	$12,065
Richard J. James	$3,000	$942	$3,942

(1) Represents the compensations costs for financial reporting purposes for the year under ASC 718. For a more detailed discussion of the assumptions used in estimating fair value, see Note 6 (Common Stock, Stock Options, and Stock Appreciation Rights) of the Notes to Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2012 that accompanies this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of March 15, 2013 information regarding the beneficial ownership of the Company’s voting securities (i) by each person or group known by the Company to be the owner of record or beneficially of more than five percent of the Company’s voting securities, (ii) by each of the Company’s directors and executive officers, and (iii) by all directors and executive officers of the Company as a group. Except as indicated in the following notes, the owners have sole voting and investment power with respect to the shares. Unless otherwise noted, each owner’s mailing address is c/o CreditRiskMonitor.com, Inc., 704 Executive Boulevard, Valley Cottage, New York 10989.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Santa Monica Partners, L.P./ La’Dadande Limited Partnership/ Lawrence J. Goldstein 1865 Palmer Avenue Larchmont, NY 10538	539,678	(1)	6.70%
Flum Partners (2)	4,339,334		53.84%
Jerome S. Flum	4,799,059	(3)(4)	59.55%
William B. Danner	21,395		*
Lawrence Fensterstock	110,000	(5)	1.36%
Andrew J. Melnick	10,000		*
Jeffrey S. Geisenheimer	78,653		*
Joshua M. Flum	5,000		*
Richard J. James	43,500	(6)	*
All directors and executive officers (as a group (7 persons))	5,067,607	(3)(4)	62.88%

*less than 1%

(1) Based on the information contained in a Schedule 13G/A filed February 11, 2013. This amount represents the aggregate shares owned by the above named stockholders.  The general partner of Santa Monica Partners, L.P. is SMP Asset Management, LLC. The general partner of La’Dadande Limited Partnership is La’Dadande Corp.  Lawrence J. Goldstein is (i) a stockholder in the Company, (ii) the sole managing member and sole owner of SMP Asset Management, LLC, (iii) a limited partner of La’Dadande Limited Partnership and (iv) President of La’Dadande Corp., and may be deemed to beneficially own these shares. Mr. Goldstein disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(2) The sole general partner of Flum Partners is Jerome S. Flum, Chairman of the Board and Chief Executive Officer of the Company. Includes 2,000 shares of Common Stock issued to Flum Partners in consideration of loans to the Company.

(3) Includes 4,339,334 shares owned by Flum Partners, of which Mr. Flum is the sole general partner, which are also deemed to be beneficially owned by Mr. Flum because of his power, as sole general partner of Flum Partners, to direct the voting of such shares held by the partnership. Mr. Flum disclaims beneficial ownership of the shares owned by Flum Partners. The 4,799,059 shares of Common Stock, or 59.55% of the outstanding shares of Common Stock, may also be deemed to be owned, beneficially and collectively, by Flum Partners and Mr. Flum, as a “group”, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Act”).

(4) Includes 6,000 shares of Common Stock owned by a grandchild of Mr. Flum, the beneficial ownership of which is disclaimed by Mr. Flum. Also, includes 200,000 shares of Common Stock owned by Family Trusts established by Mr. Flum, the beneficial ownership of which is disclaimed by Mr. Flum.

(5) Includes 5,000 shares of common stock issuable upon the exercise of currently exercisable options.

(6) Includes 3,500 shares of common stock issuable upon the exercise of currently exercisable options.

The Company’s equity compensation plans approved by stockholders are the 1998 Long-Term Incentive Plan, which expired May 11, 2009, and the 2009 Long-Term Incentive Plan. The 2009 Long-Term Incentive Plan provides for the grant of options and other awards up to an aggregate of 1,000,000 shares of common stock.

The following table summarizes information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all equity compensation plans of the Company as of December 31, 2012.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by stockholders	665,500	$2.20	795,000
Total	665,500	$2.20	795,000

PROPOSAL 1:  ELECTION OF DIRECTORS

Five directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.  The directors shall be elected by a plurality of the votes cast in favor.  Accordingly, based upon there being five nominees, each person who receives one or more votes will be elected as a director.

Nominees for Directors

All five of the nominees are currently members of our Board.  The Board recommends a vote FOR all nominees.

The following table sets forth certain information regarding those individuals currently serving as our directors, as of March 15, 2013:

Name	Age	Principal Occupation/Position Held with Company	Officer or Director Since
Jerome S. Flum	72	Chairman of the Board/Chief Executive Officer	1983
Andrew J. Melnick	71	Director	2005
Jeffrey S. Geisenheimer	47	Director	2005
Joshua M. Flum	43	Director	2007
Richard J. James	73	Director	1992

The following pages contain biographical and other information about the nominees.

Jerome S. Flum has been a Director since 1983 and was thereafter appointed President and Chief Executive Officer of the Company and Chairman of the Board of Directors in June 1985. From 1968 to 1985, Mr. Flum was in the investment business as an institutional security analyst, research and sales partner at an investment firm and then as a general partner of a private investment pool. Before entering the investment business, Mr. Flum practiced law, helped manage a U.S. congressional campaign and served as a legal and legislative aide to a U.S. congressman. Mr. Flum has been a guest lecturer at the Massachusetts Institute of Technology/Sloan School of Management Lab for Financial Engineering. Mr. Flum received a BS degree in business administration from Babson College and a JD degree from Georgetown University Law School.  We belive that Mr. Flum’s extensive experience, including his service as Chairman of the Board of Directors since June 1985, give him the qualifications and skills to serve as one of our directors.

Andrew J. Melnick has been a Director since March 2005. Since 2010, he has been a Managing Partner of SkyView Investment Advisors. The firm provides investment advisory services to institutions and high net worth individuals as well as managing a fund of hedge funds partnerships and acting as lead sub-advisors to 40 Act mutual funds of hedge fund managers. From 2005 to 2009, Mr. Melnick helped manage two hedge funds. He retired from Goldman, Sachs & Co. at the end of 2004. He joined Goldman Sachs in 2002 as Co-Director of its Global Investment Research Division and a member of its Management Committee. Prior to joining Goldman Sachs, Mr. Melnick was Senior Vice President and Director of the Global Securities and Economics Research Group of Merrill Lynch. During his 13 years at Merrill Lynch, he expanded the Firm’s Research Group from primarily a domestic effort to one with research offices in 26 countries around the world. During that period Merrill Lynch was ranked as the top research department in nearly all regions of the world including six straight times as the number one equity research department in the United States. Previously, Mr. Metlnink has been President of Woolcott & Co. a boutique research and investment banking firm, Director of Research and a Partner of L.F. Rothschild Unterberg Towbin, and Senior Analyst at Drexel Burnham Lambert. He is a director of the New York Society of Security Analysts. Mr. Melnick earned a BA in economics and MBA in finance from Rutgers. He is a Chartered Financial Analyst (C.F.A.). We believe that Mr. Melnick’s corporate finance and executive-level experience, as well as his service on the Board of Directors since March 2005, give him the qualifications and skills to serve as one of our directors.

Jeffrey S. Geisenheimer has been a Director since December 2005. He has been the Chief Financial Officer for the Coleman Research Group, Inc., a primary research firm serving the investment and corporate communities, since September 2011. In this capacity, he is responsible for all the financial, administrative and research operations. Prior to joining Coleman Research Group, Mr. Geisenheimer was the CFO of five private equity-backed companies (Ford Models, Inc., from 2008 to 2011, Managed Systems, Inc., from 2007 to 2008, Register.com, Inc., 2007, Instant Information, Inc., from 2005 to 2007 and Moneyline Telerate, Inc., from 2003 to 2005) and two publicly traded companies (Multex.com, Inc., from 1999 to 2003, and Market Guide, Inc., from 1987 to 1999). While CFO at three of these companies (Market Guide, Multex and Moneyline Telerate) he oversaw their acquisition by much larger corporations. Mr. Geisenheimer received a BBA degree in banking and finance and a MBA degree in accounting from Hofstra University.  We believe that Mr. Geisenhumer’s executive-level experience, as well as his experience in the areas of finance and mergers and acquisitions, and his service on the Board of Directors since December 2005, give him the qualifications and skills to serve as one of our directors.

Joshua M. Flum has been a Director since September 2007. He has been an executive with CVS Caremark Corporation since July 2004. Mr. Flum began his career at CVS Caremark in Store Operations and is currently Senior Vice President, Retail Pharmacy. Prior to joining CVS Caremark, Mr. Flum spent three years with The Boston Consulting Group specializing in the Consumer and Retail Practice Area. Mr. Flum is a graduate of the Yale Law School and spent the first years of his professional career clerking for the Honorable Edward R. Becker, Chief Judge of the United States Court of Appeals for the Third Circuit, and then at the law firm of Miller, Cassidy, Larroca and Lewin, LLP.  We believe that Mr. Flum’s experience in the areas of business consultation and legal, and his service on the Board of Directors since September 2007, give him the qualifications and skills to serve as one of our directors.

Richard J. James has been a Director since April 1992.  He has been a Consultant for Sigma Breakthrough Technologies, Inc., working with leading international and domestic Fortune 500 companies to improve their new product development and operational processes, since 2005. From 1980 until 2002, Mr. James served as the Technical Manager for Polaroid Corporation’s Consumer Hardware Division, supporting manufacturing plants in Scotland, China and the United States. In this role, he was responsible for increasing the business performance of Polaroid’s instant consumer cameras through improved manufacturing processes and product redesigns. From 1968 through 1979, Mr. James was President of James Associates, a group of businesses involving accounting and tax preparation, small business consulting, real estate sales and rentals, and retail jewelry sales. Mr. James was a founding Board member and VP Finance of the Boston Chapter of the Society of Concurrent Product Development. Mr. James holds a BS in chemical engineering from Northeastern University and has completed extensive managerial and technical subjects. We believe that Mr. James’ corporate finance and executive-level experience, as well as his service on the Board of Directors since April 1992, give him the qualifications and skills to serve as one of our directors.

Term of Office

Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.  Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

Family Relationships

Joshua M. Flum is the son of Jerome S. Flum.

Executive Officers

Name	Age	Principal Occupation/Position Held with Company	Officer or Director Since
William B. Danner	56	President/Chief Operating Officer	2005
Lawrence Fensterstock	62	Senior Vice President/Chief Financial Officer/Secretary	1999

William B. Danner joined the Company in May 2005 as Chief Marketing Officer, was appointed Chief Operating Officer in October 2005 and appointed President in May 2007. Mr. Danner brings to the Company over 20 years of financial services and information services experience. Prior to joining the Company, his most recent experience included brand strategy and business development consulting for financial services clients at his own firm, Danner Marketing. Clients included WellPoint and Bowne & Co. Previously, he was at Citigate Albert Frank, a marketing communications company in New York City, where he provided strategic planning and brand consulting for a variety of leading financial services organizations including Reuters Instinet and the CFA Institute. From 1997 to 2001, Mr. Danner was Vice President of Market Development at MetLife’s employee-benefits business. Before joining MetLife, he was at Dun & Bradstreet for over 5-1/2 years, most recently as Vice President, Strategic Planning. He spent nearly the first 10 years of his career at General Electric Company, working in increasingly responsible positions at GE Information Services and GE Capital. Mr. Danner earned a BA in economics at Harvard College and an MBA at Harvard Business School.

Lawrence Fensterstock joined the Company and was elected to his current offices in January 1999. Previously, he joined Market Guide Inc. in September 1996 to assist in the formation of its credit information services division. From 1993 to 1996, Mr. Fensterstock was with Information Clearinghouse Incorporated (“ICI”) and was closely involved in the formation of its credit reporting service. In addition to being responsible for the publication of the various facets of this credit reporting service, he was chief operating and financial officer of ICI. From 1989 through 1992, Mr. Fensterstock was Vice President-Controller, Treasurer and Corporate Secretary for a private entity formed to acquire Litton Industries’ office products operations in a leveraged buyout. There, he spent 2-1/2 years acting as de facto chief financial officer. Mr. Fensterstock is a certified public accountant who began his career in 1973 with Arthur Andersen LLP. He earned an MBA degree from The University of Chicago Business School and a BA degree in economics from Queens College.

Significant Employees

Michael Broos has been Chief Technology Officer since December 2001. He has more than 30 years of experience leading technology teams in the development and implementation of software applications for the Internet, Windows, DOS, and mainframes. Before joining the Company, Mr. Broos was Senior Vice President of Technology for About.com; Chief Technology Officer of Fan2Fan.com; Chief Technology Officer of AKA.com; Vice President of Internet Solutions for Inventure.com; and Vice President of Software Development for Dun & Bradstreet Information Systems for 8 years. Prior to joining Dun & Bradstreet in 1990, Mr. Broos was an independent consultant and entrepreneur for 10 years, during which time he co-founded several software companies, including Infocom (the creators of Zork). Mr. Broos began his career with a ten-year stint on the academic computer research staff of the M.I.T. Laboratory of Computer Science, where he developed interactive, graphical and email-based applications for the ARPANET (the precursor of today’s Internet).

Al Carmenini, RGCP, has been head of Product Development since July 2005. He is responsible for consulting with customers and enhancing the Company’s service. Mr. Carmenini brings to the Company 25 years of experience in business credit. His background includes a combination of senior operational roles at Revlon and Viacom/Simon & Schuster, as well as product development roles at Walker Interactive Systems, Standard & Poor’s and at Al Carmenini & Associates. He has been a member of the Credit Research Foundation for 25 years, during which time Mr. Carmenini has served as a trustee as well as an active member of numerous committees, including Future Trends, Benchmarking, Re-engineering, Technology, and Research. He was instrumental in creating the initial benchmarking database for CRF, which is the most in-depth database for business credit & collection in the U.S. today. Mr. Carmenini is a graduate of Fordham University, receiving B.S. degrees in both Marketing Management and Systems.

Camilo Gomez joined the Company in October 2009 to lead a new Quantitative Research effort. Dr. Gomez was most recently a principal at his firm, Lone Pine Mesa LLC, where he consulted with companies in the area of specialty finance since 2005. Previously he was a Managing Director at Standard & Poor’s Risk Solutions group since 2001. Before S&P, Dr. Gomez was co-founder and Group Head for Financial Analytics for the Center for Adaptive Systems & Applications (“CASA”), a company spun off from the Los Alamos National Laboratory where he had been a researcher. Formed in collaboration with Citibank, CASA provided quantitative analytical consulting services to Fortune 500 companies. A major focus at CASA was to develop scoring and economic response models covering different regions of the globe. Dr. Gomez earned a B.S. in 1980 and a Ph.D. in 1985 from the Massachusetts Institute of Technology.

Committees

The Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company’s financial reporting. To fulfill its purposes, the Committee’s duties include to:

•	Appoint, evaluate, compensate, oversee the work of, and if appropriate terminate, the independent auditor, who shall report directly to the Committee.

•	Approve in advance all audit engagement fees and terms of engagement as well as all audit and non-audit services to be provided by the independent auditor.

•	Engage independent counsel and other advisors, as it deems necessary to carry out its duties.

In performing these functions, the Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities.  Our Board has adopted a written charter for the Audit Committee, a copy of which is annexed hereto.

The Audit Committee currently consists of the Company’s outside independent directors – Andrew Melnick, Jeffrey Geisenheimer and Richard James, all of whom are audit committee financial experts and all of whom are independent, as such terms are defined by the SEC.

Nominating Committee

Due to the Company’s small size and scope of operations, it does not have a separately designated and standing nomination committee at this time, and therefore the entire Board of Directors is responsible for screening and reviewing potential director candidates and nominating and recommending such candidates for election by the stockholders.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for advising the Board with respect to the compensation of our employees, including the determination of the compensation for our Chief Executive Officer and our other executive officers, the approval of one or more stock option plans and other compensation plans covering our employees, and the grant of stock options and other awards pursuant to stock option plans and other compensation plans. The members of the Compensation Committee currently are Messrs. Andrew Melnick, Jeffrey Geisenheimer, Richard James and Joshua Flum. The Compensation Committee does not currently have a charter.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. Our Chief Executive Officer assists the Compensation Committee from time to time by advising on a variety of compensation matters, such as assisting the Compensation Committee in determining appropriate salaries and bonuses for our executive officers. The Compensation Committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it in its efforts.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures.

Since 1985, Jerome S. Flum has served as our Chairman of the Board and Chief Executive Officer.  We do not currently have a lead independent director. At this time, our Board believes that Mr. Flum’s combined role as Chief Executive Officer and Chairman of our Board enables us to benefit from Mr. Flum’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost. Given our history, position, Board composition and the relatively small size of our company and management team, at this time our Board believes that we and our shareholders are best served by our current leadership structure.

Report of the Audit Committee

In overseeing the preparation of the financial statements of CreditRiskMonitor.com, Inc. as of December 31, 2012 and for the years ended December 31, 2012 and 2011, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues.  Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management.  The Committee also discussed with CohnReznick LLP, the Company’s outside auditors (“CohnReznick”), the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Committee received the written disclosures and the letter from CohnReznick required by applicable requirements of the Public Company Accounting Oversight Board regarding CohnReznick’s communications with the Committee concerning independence and the Committee discussed CohnReznick’s independence with CohnReznick.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Meetings

Our Board of Directors held three (3) meetings during the fiscal year ended December 31, 2012.

The Audit Committee of the Board of Directors one (1) meeting during the fiscal year ended December 31, 2012.

During 2012, all of our directors attended at least 75% of the meetings of the Board and of the committees on which they served.

We do not have a formal policy regarding director attendance at our annual meeting of stockholders. However, all directors are encouraged to attend.

Communications with Board of Directors

Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, CreditRiskMonitor.com, Inc., 704 Executive Boulevard, Suite A, Valley Cottage, New York 10989, Attention: Corporate Secretary.  Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on its review of the copies of such reports received by it with respect to fiscal 2012, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with, except that a Form 4 for Jerome Flum and another for Joshua Flum were filed late.

Director Independence

Our Board of Directors is currently comprised of Jerome S. Flum, Andrew J. Melnick, Jeffrey S. Geisenheimer, Joshua M. Flum and Richard J. James, all of whom, except Mr.  Jerome S. Flum, are “independent directors”, as defined by the SEC.

Code of Ethics

The Company’s Board of Directors has adopted a Code of Ethics for its Principal Executive Officer and Senior Financial Officers. This Code applies to the Company’s Chief Executive Officer, President and Chief Financial Officer (who also is the Company’s principal accounting officer).

The Board unanimously recommends a vote “FOR” all nominees.

PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Item No. 2 on the Proxy Card)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires us to hold an advisory vote on the compensation of our executive officers, as disclosed in this proxy statement in accordance with the rules of the Securities and Exchange Commission, or SEC. As described elsewhere in this proxy statement, we try to design our executive officer compensation programs to attract, motivate and retain the key executives who will drive the creation of stockholder value.

Please read the “Executive Compensation” section of this proxy statement, beginning on page 3. That section of the proxy statement, which includes our executive officer compensation tables and related narrative discussion, provides details on our compensation programs and policies for our executive officers.  We believe that the Company’s compensation policies and procedures do not create undue risk nor are they excessive in an amount or nature.

We are requesting stockholder approval of the compensation of our executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive officers’ compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement.

We are asking our stockholders to indicate their support for our named executive officer compensation through the following resolution:

“RESOLVED, that the stockholders approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2013 annual meeting.”

As provided in the Securities Exchange Act, the vote is not binding on the Board and may not be construed as overruling a decision by the Board, nor creating or implying any additional fiduciary duty by the Board, nor be construed to restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.

The Board unanimously recommends a vote “FOR” approval of the compensation of executive officers as described in the tabular disclosure regarding named executive officer compensation in this proxy statement.

PROPOSAL 3 — ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Item No. 3 on the Proxy Card)

The Dodd-Frank Act also requires us to hold an advisory vote on the frequency of the advisory vote on the compensation of our executive officers described in Proposal 2 in this proxy statement. By voting on this Proposal 3, stockholders may indicate whether they would prefer that we hold a say-on-pay vote every one, two or three years. We believe that our executive compensation is straightforward, uncontroversial and highly unlikely to provide incentives for excessive risk-taking. Accordingly, we ask that you support a frequency of every three years for future stockholder advisory votes on the compensation of our executive officers. We believe that a three-year cycle provides the Board with sufficient time to thoughtfully evaluate and respond to stockholder input and effectively implement changes, as needed, to our executive compensation program.

By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on executive officer compensation every one, two, or three years. A frequency of one year, two years or three years must receive a majority of the votes represented and entitled to vote at the meeting to be deemed by us as the frequency for the advisory vote on executive officer compensation. The Board will consider the outcome of the vote required by this Proposal 3 when making future decisions regarding the frequency of the “say-on-pay” vote described in Proposal 2 of this proxy statement. However, because this is an advisory vote and not binding on the Board of the Company, the Board may decide that it is in the best interest of our stockholders and the Company to hold an advisory vote on the compensation of our executive officers more or less frequently than the frequency approved by our stockholders. In addition, should the SEC determine that smaller reporting companies such as the Company are exempt from holding a regular “say-on-pay” vote, the Company may elect not to include an advisory vote on executive compensation in future proxy statements.

The Company is presenting the following proposal, which gives you as a stockholder the opportunity to inform the Company as to how often you wish the Company to include a proposal, similar to Proposal 3, in our proxy statement. This resolution is required pursuant to Section 14A of the Securities Exchange Act. While our Board of Directors intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

“RESOLVED, that the stockholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act every:

• year; • two years; or • three years.”

The Board unanimously recommends a vote of “THREE YEARS” on the proposal to include an advisory vote of the stockholders on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act either every year, every two years, or every three years.

PROPOSAL 4 — RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
(ITEM NO. 4 ON THE PROXY CARD)

Upon the recommendation of the Audit Committee, the Board has selected CohnReznick LLP to serve as our independent registered public accounting firm for 2013. In taking this action, the Board considered CohnReznick LLP’s independence with respect to the services to be performed and other factors, which the Board believes is advisable and in the best interest of the stockholders.

CohnReznick LLP served as our independent registered public accounting firm for the years ended December 31, 2011 and 2012, and has no financial interest of any kind in us except the professional relationship between auditor and client.

Lou Pizzileo, a partner of CohnReznick LLP, will be in attendance at the meeting.  He will have an opportunity to make a statement if he wishes to do so, and will be available to respond to appropriate questions.  We are asking our stockholders to ratify the selection of CohnReznick LLP as our independent registered public accounting firm for 2013. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of CohnReznick LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The aggregate fees incurred by CohnReznick LLP for professional services rendered to the Company for the last two fiscal years are as follows:

	Fiscal Year Ended
	December 31,
	2012	2011
Audit fees (1)	$90,000	$76,500
Audit related fees (2)	7,500	-
Tax fees (3)	22,700	9,000
All other fees	-	-

Total fees	$120,200	$85,500

(1)	Consists of fees for services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements.

(2)	Consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)	Consists of fees for preparation of Federal and state income tax returns, as well as assistance with an IRS audit.

The engagement of CohnReznick LLP for the 2012 and 2011 fiscal years and the scope of audit-related services, including the audits and reviews described above, were all pre-approved by the Audit Committee.

The policy of the Audit Committee is to pre-approve the engagement of the Company’s independent auditors and the furnishing of all audit and non-audit services.

The Board unanimously recommends a vote “FOR” ratification of CohnReznick LLP as our independent registered public accounting firm for 2013.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at our offices in Valley Cottage, New York by February 10, 2014 for inclusion in our proxy statement and form of proxy relating to such meeting.

To be in proper form, a stockholder’s proposal or nomination must comply with Rule 14a-8 of the Securities and Exchange Commission.  A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about compliance with SEC and other requirements.   The Company will not consider any proposal or nomination that does not meet the requirements of Rule 14a-8 of the Securities and Exchange Commission

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1, 2, 3 and 4 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

FORM 10-K

This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the year ended December 31, 2012 (excluding exhibits) and the Charter of our Audit Committee. We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends	For	Withhold	For All	To withhold authority to vote for any
you vote FOR the following:	All	All	Except	individual nominee(s), mark “For All
Except” and write the number(s) of the
nominee(s) on the line below.

1.	Election of Directors
	Nominees:	0	0	0

01) Jerome S. Flum 02) Andrew J. Melnick 03) Jeffrey S. Geisenheimer 04) Joshua M. Flum 05) Richard J. James

The Board of Directors recommends you vote FOR the following proposal: 2. To hold an advisory, non-binding vote on the compensation of our named executive officers.	For 0	Against 0	Abstain 0
The Board of Directors recommends you vote 3 YEARS on the following proposal:

3.    To have an advisory, non-binding vote to determine the frequency of future advisory votes on the compensation of our named executive officers.
	1 Year 0	2 Years 0	3 Years 0	Abstain 0

The Board of Directors recommends you vote FOR the following proposal:

4.    To ratify the selection of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2013.
	For 0	Against 0	Abstain 0

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

CREDITRISKMONITOR.COM, INC.
Annual Meeting of Shareholders
July 17, 2013
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Lawrence Fensterstock, as proxy, with the power to appoint his substitute, and hereby authorize him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CREDITRISKMONITOR.COM, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, EST on July 17, 2013 at 190 Willis Ave., Mineola, New York, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Appendix A

CREDITRISKMONITOR.COM, INC.
AUDIT COMMITTEE CHARTER

Organization

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring the integrity of the financial statements of the Company and the independence and performance of the Company's external auditors. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc. (i.e., Members shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.)

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.

Responsibilities

The Committee serves as the representative of the Board of Directors for the general oversight of Company affairs in the area of financial accounting and reporting and the underlying internal controls. Through its activities, the Committee will facilitate open communication among directors, the Company's independent auditors and the Company's management.

The Committee will assist the Board of Directors in discharging its fiduciary responsibilities to shareholders, providing assurance as to the independence of the Company's outside auditors and the adequacy of disclosure to shareholders and to the public.

In carrying out these responsibilities, the Audit Committee will:

•	Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

•	Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries.

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•	Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and it appropriate, terminate their services.

•	Meet with the independent auditors and senior management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

•	Review with the independent auditors and senior management, the adequacy and effectiveness of the accounting, financial, operating and information systems controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically shall review Company policy statements to determine their adherence to the code of conduct.

•	Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

•	Receive communications from the independent auditors prior to the filing of the Form 10-Q matters described in Statement on Auditing Standards No. 61. Communication with Audit Committees, including significant adjustments, management judgments and accounting estimates, significant new accounting policies, disagreements with management and any other matters required to be communicated to the Audit Committee when they have been identified in the conduct of interim financial reporting review. The chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

2

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Report the results of the annual audit to the Board of Directors. If requested by the Board of Directors, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions.

•	On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

•	Review the report of the Audit Committee in the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Audit Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose in the proxy statement that the Audit Committee has:

1.	reviewed and discussed the audited financial statements with management;

2.	discussed with the independent auditors the matters required to be discussed by SAS No. 61;

3.	received certain disclosures from the auditors regarding the auditors’ independence as required by the Independence Standards Board Standard No. 1, and discussed with the auditors the auditors’ independence; and

4.	concluded whether, based on such review and discussions, anything has come to the attention of the members of the Audit Committee that caused the Audit Committee to believe that the audited financial statements included in the Company’s Annual Report on Form 10-K for the year then ended contain an untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.
3

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•	Review the Company’s disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has a charter and has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the appendix to the proxy statement at least triennially or the year after any significant amendment to the Charter.

4